UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2021

ATHENA GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51808	90-0158978
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices and Zip Code)

(707)  291-6198

(Registrant's telephone number, including area code)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On September 20, 2021, Athena Gold Corporation, a Delaware corporation (the “Company”) issued a press release announcing that it has received the receipt of the British Columbia Securities Commission for its long form prospectus dated August 31, 2021 (the “Final Prospectus”), as well as conditional listing approval from the Canadian Securities Exchange (the “CSE”) for the listing of Athena’s common shares thereon (the “CSE Listing”). This represents a significant milestone for Athena toward the completion of the CSE Listing, and will fulfill one of the conditions precedent to the exercise of its right to acquire the remaining 90% interest in the Excelsior Springs project (the “Excelsior Springs Project” or the “Project”), for an aggregate 100% interest in the Project. A copy of the press release is filed herewith as Exhibit 99.1

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title

99.1	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Athena Gold Corporation

Dated: September 20, 2021	By:	/s/ John C. Power
John C. Power, President